UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025
Klaviyo, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-41806 (Commission File Number)	46-0989964 (I.R.S. Employer Identification Number)

125 Summer Street, 6th Floor, Boston, MA		02110
(Address of principal executive offices)		(Zip Code)

(617) 213-1788
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A common stock, par value $0.001 per share	KVYO	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 13, 2025, Klaviyo, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., as underwriter (the “Underwriter”), and the selling stockholders named therein (the “Selling Stockholders”).
Pursuant to the terms of the Underwriting Agreement, the Selling Stockholders sold an aggregate of 6,500,000 shares (the “Shares”) of the Company’s Series A common stock, par value $0.001 per share (“Series A common stock”), to the Underwriter at a price per share of $30.01 (the “Offering”). In addition, the Selling Stockholders granted the Underwriter an option to purchase, for a period of 30 calendar days from August 13, 2025, up to an additional 975,000 shares of Series A common stock. The Company did not receive any proceeds from the sale of the Shares by the Selling Stockholders.
The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-285069) filed on February 19, 2025, as supplemented by a preliminary prospectus supplement filed August 13, 2025 and a final prospectus supplement filed August 15, 2025. The Underwriting Agreement contains customary representations, warranties and covenants, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriter, including for liabilities under the Securities Act and other obligations of the parties. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and are subject to limitations agreed upon by the contracting parties. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.
The Offering is expected to close on or about August 21, 2025. A copy of the legal opinion and consent of Goodwin Procter LLP relating to the Shares is attached as Exhibit 5.1 hereto.
Item 7.01. Regulation FD Disclosure.
On August 13, 2025, the Company issued a press release announcing the Offering. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
On August 15, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.
The information in Exhibits 99.1 and 99.2 is intended to be furnished under Item 7.01 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 13, 2025, by and among Klaviyo, Inc., Barclays Capital Inc., as underwriter, and the Selling Stockholders.

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1).

99.1	Launch Press Release issued by Klaviyo, Inc., dated August 13, 2025.

99.2	Pricing Press Release issued by Klaviyo, Inc., dated August 15, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2025	KLAVIYO, INC.

	By:	/s/ Amanda Whalen

	Name:	Amanda Whalen

	Title:	Chief Financial Officer